Exhibit 10.6.3

AMENDMENT NO. 2

TO

MANUFACTURE AND SUPPLY AGREEMENT

This Amendment No. 2 to Manufacture and Supply Agreement (this “Amendment”) is entered into effective as of February 26, 2021 (the “Amendment Effective Date”) by and between BUTTERFLY NETWORK, INC., a Delaware corporation (“Butterfly”) and BENCHMARK ELECTRONICS, INC., a Texas corporation and BENCHMARK ELECTRONICS (THAILAND) PCL, a Thailand public limited company (“Manufacturer”), to amend the Manufacture and Supply Agreement between Butterfly and Manufacturer effective as of October 1, 2015 (the “Agreement”). Butterfly and Manufacturer are each a “Party” and collectively the “Parties”. The capitalized terms herein shall have the meaning ascribed to them in the Agreement unless stated otherwise.

The Parties hereby agree to amend the Agreement as follows:

1.           The third sentence in Section 11.2(a) is modified, but only for invoices dated between September 20, 2020 and February 17, 2021 (the “Delayed Invoices”). Manufacturer agrees to delay the due date for the Delayed Invoices. All Delayed Invoices are due, and will be paid, on or before March 19, 2021.

2.          “Exclusive Products” means those Products Manufacturer currently manufactures under the terms of the Agreement as of the Amendment Effective Date, and any other hand-held probes which may be manufactured for or on behalf of Butterfly. Butterfly will provide Manufacturer with global production exclusivity for [***], beginning [***] and ending on [***] (the “Exclusivity Period”), with regard to the Exclusive Products. Products Manufacturer currently manufactures and any other hand-held probes manufactured for or on behalf of Butterfly.

3.           If, during any calendar quarter and due to factors under Manufacturer’s sole control, Manufacturer fails to deliver more than ten percent (10%) of Products based up on the revenue of Orders during that calendar quarter, according to Manufacturer’s acknowledged delivery date; then the Parties shall investigate the claim and delivery data. If the Parties determine that Manufacturer did not deliver at amounts more than ten percent (10%), then Butterfly may purchase Products from a third party and/or terminate the Exclusivity Period.

4.           Both Parties will immediately explore opportunities to expand the relationship by discussing other services and activities.

5.          All other terms and conditions of the Agreement shall remain in full force and effect, unless expressly modified by this Amendment. This Amendment may be executed in multiple counterparts, each of which so executed shall be considered an original. Once signed, any reproduction of this Amendment made by reliable means (e.g. electronics image, photocopy or facsimile) shall be considered an original.

Amendment No. 2

Manufacture and Supply Agreement

Butterfly Networks, Inc. and Benchmark Electronics Inc.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

BUTTERFLY NETWORK, INC.		MANUFACTURER:

BENCHMARK ELECTRONICS, INC.

By:	/s/ Dave Perri	By:	/s/ Roop K. Lakkaraju
Signature		Signature

Dave Perri		Roop K. Lakkaraju
Printed Name		Printed Name

COO 3/11/2021		EVP & CFO 3/12/2021
Title Date		Title Date

BENCHMARK ELECTRONICS (THAILAND) PCL

By:	/s/ Roop K. Lakkaraju
Signature

Roop K. Lakkaraju
Printed Name

EVP & CFO 3/12/2021
Title Date

Amendment No. 2

Manufacture and Supply Agreement

Butterfly Networks, Inc. and Benchmark Electronics Inc.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.